VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA V

File No. 811-21491, CIK: 0001273317

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA V, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment companies: Transamerica Series Trust, Access One Trust, Franklin Templeton Variable Insurance Products Trust, AllianceBernstein Variable Products Series Fund, Inc. and Fidelity Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On 3/9/09, Transamerica Series Trust, filed its annual report with the Commission via EDGAR (CIK: 0000778207);

•	On 3/2/09, 3/6/09, 3/6/09, Fidelity Variable Insurance Products Fund filed its annual report with the Commission via EDGAR (CIK: 0000356494, 0000831016, 0000927384).

•	On 3/9/09, ProFunds filed its annual report with the Commission via EDGAR (CIK:0001039803).

•	On 3/9/09, Access One Trust filed its annual report with the Commission via EDGARD (CIK: 0001301123).

•	On 2/24/09, Franklin Templeton Variable Insurance Products Trust filed its annual report with the Commission via Edgar (CIK: 0000837274).

•	On 2/23/09, AllianceBernstein Variable Products Series Fund, Inc. filed its annual report with the Commission via Edgar (CIK: 0000825316).

Securities and Exchange Commission

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Western Reserve Life Assurance Co. of Ohio